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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-56609


                         SUPPLEMENT TO THE PROSPECTUS
                     OF MORGAN STANLEY S&P 500 SELECT FUND
                              DATED APRIL 30, 2001



     On January 24, 2002, the Board of Trustees of Morgan Stanley S&P 500 Select Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley S&P 500 Index Fund ("S&P 500 Index"), pursuant to which substantially all of the assets of the Fund would be combined with those of S&P 500 Index and shareholders of the Fund would become shareholders of S&P 500 Index receiving shares of S&P 500 Index equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of S&P 500 Index that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 19, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning S&P 500 Index will be distributed to shareholders of the Fund.



January 24, 2002